Federated Government Income Securities, Inc.

Summary PROSPECTUS

April 30, 2011

CLASS A SHARES (TICKER FGOAX)
CLASS B SHARES (TICKER FGOBX)
CLASS C SHARES (TICKER FGOCX)
CLASS F SHARES (TICKER FGOIX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2011, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide current income by investing primarily in a diversified portfolio of mortgage-backed securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated Government Income Securities, Inc. (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B), Class C Shares (C) or Class F Shares (F) of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000, or $1,000,000, in certain classes (e.g., A and F classes, respectively) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 15.

Shareholder Fees (fees paid directly from your investment)	A	B	C	F
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.05%	0.75%	0.75%	None
Other Expenses	0.52%	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.18%	1.88%	1.88%	1.13%
Fee Waivers and/or Expense Reimbursements[1]	0.18%	0.12%	0.12%	0.13%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.76%	1.76%	1.00%

1	The Adviser and its affiliates have voluntary agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's A, B, C and F classes (after voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.75%, 1.75% and 0.99%, respectively, (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$565	$808	$1,070	$1,817
Expenses assuming no redemption	$565	$808	$1,070	$1,817
B:
Expenses assuming redemption	$741	$991	$1,216	$2,018
Expenses assuming no redemption	$191	$591	$1,016	$2,018
C:
Expenses assuming redemption	$291	$591	$1,016	$2,201
Expenses assuming no redemption	$191	$591	$1,016	$2,201
F:
Expenses assuming redemption	$314	$556	$716	$1,461
Expenses assuming no redemption	$214	$456	$716	$1,461

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 116% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund seeks to provide current income. Under normal market conditions, the Fund invests primarily in mortgage-backed securities (MBS) of investment-grade quality and seeks to provide returns consistent with investments in the market for U.S. home mortgages. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Fund also may invest in U.S. government securities and certain derivative instruments.

The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or below the duration of the blended index comprised of Barclays Capital Government Index, an index composed of U.S. government and government agency securities with maturities of one year or more, and the Barclays Capital Mortgage-Backed Securities Index, an index composed of mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities (the “Index”). At times, the Adviser's calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. The Adviser seeks to create a portfolio, consisting of MBS, derivative instruments and other securities, that outperforms the Index.

Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts. The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. There can be no assurance that the Fund's use of derivative instruments will work as intended.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  MBS Risks. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.

  Credit Risks. It is possible that borrowers of non-agency MBS in which the Fund invests will fail to pay interest or principal on these securities when due, which would result in the Fund losing money.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the prices of MBS may not rise to as great an extent as those of other fixed-income securities due to the potential prepayment of higher interest mortgages.
  Risks of Security Downgrades. The downgrade of the credit of a security held by the Fund may decrease its value. Fixed-income securities with lower ratings tend to have a higher probability that a borrower will default or fail to meet its payment obligations.
  Liquidity Risks. The non-agency MBS and CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Risks of Investing in Derivative Instruments. The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meet its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund's exposure to the underlying investment. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts. The loss on derivative transactions may substantially exceed the initial investment.
  Asset Segregation Risks. The requirement to secure its obligations in connection with certain transactions, including derivatives or other transactions that expose it to an obligation of another party, by owning underlying assets, entering into offsetting transactions or setting aside cash or liquid assets, may cause the Fund to miss favorable trading opportunities, or to realize losses on such offsetting transactions.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's F class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's F class total return for the three-month reporting period from January 1, 2011 to March 31, 2011, was (0.03)%.

Within the periods shown in the bar chart, the Fund's F class highest quarterly return was 4.89% (quarter ended September 30, 2002). Its lowest quarterly return was (1.86)% (quarter ended June 30, 2004).

Average Annual Total Return Table

In addition to Return Before Taxes, Returns After Taxes is shown for the Fund's F class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the F class, and after-tax returns for the A class, B class and C class will differ from those shown for the F class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares a 401(k) plan, and Individual Retirement (IRA) or other tax-advantaged investment plan.

(For the Periods Ended December 31, 2010)

Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	0.03%	3.57%	4.28%
B:
Return Before Taxes	(1.39)%	3.44%	4.13%
C:
Return Before Taxes	2.98%	3.78%	3.99%
F:
Return Before Taxes	2.74%	4.36%	4.66%
Return After Taxes on Distributions	1.62%	2.90%	3.05%
Return After Taxes on Distributions and Sale of Fund Shares	1.77%	2.86%	3.02%
Bank of America Merrill Lynch 5-Year Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	6.76%	6.23%	5.54%
Lipper General U.S. Government Funds Average[2]	5.27%	4.01%	4.22%
Blended Index[3] (reflects no deduction for fees, expenses or taxes)	5.51%	6.01%	5.71%
1	Bank of America Merrill Lynch 5-Year Treasury Index is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond.
2	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into their respective categories indicated. They do not reflect sales charges.
3	Blended Index is a blended index comprised of 60% Barclays Capital Mortgage-Backed Securities Index and 40% Barclays Capital Government Index.

FUND MANAGEMENT

The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

Todd Abraham, Senior Portfolio Manager, has been the Fund's portfolio manager since February 2003.

Purchase and Sale of Fund Shares

The minimum investment amount for the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs (SIP) is $50.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an IRA or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Government Income Securities, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-3266

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

Q450247 (4/11)

Federated is a registered trademark of Federated Investors, Inc.
2011  ©Federated Investors, Inc.